Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

RSBT	Return Stacked® Bonds & Managed Futures ETF

RSSB	Return Stacked® Global Stocks & Bonds ETF

RSST	Return Stacked® U.S. Stocks & Managed Futures ETF

listed on Cboe BZX Exchange, Inc.

August 22, 2024

Supplement to the Prospectus,

dated May 31, 2024

Effective immediately, the section entitled “Fund Sponsors” is amended and restated in its entirety to read as follows:

FUND SPONSORS

The Adviser has entered into a fund sponsorship agreement with Newfound Research LLC (“Newfound”) and ReSolve Asset Management SEZC (Cayman) (“ReSolve”) pursuant to which each of Newfound and ReSolve is a sponsor to each Fund. Under these arrangements, Newfound and ReSolve have agreed to provide financial support (as described below) to each Fund.

Every month, unitary management fees for each Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees from each Fund.

In return for their financial support for the Funds, the Adviser has agreed to pay each of Newfound and ReSolve any remaining profits generated by the unitary management fee for each Fund. If the amount of the unitary management fee for a Fund exceeds the Fund’s operating expenses (including the sub-advisory fee and futures trading advisory fee) and the Adviser-retained amount, that excess amount is considered “remaining profit.” In that case, the Adviser will pay the remaining profits to Newfound and ReSolve.

During months when the funds generated by the unitary management fee are insufficient to cover the entire sub-advisory fee or the futures trading advisory fee, those fees are automatically waived. Any such waivers are not subject to recoupment.

Further, if the amount of the unitary management fee for a Fund is less than the Fund’s operating expenses and the Adviser-retained amount, Newfound and ReSolve are obligated to reimburse the Adviser for the shortfall.

Please retain this Supplement for future reference.

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